UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2008
LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)
(636) 946-6525
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
On June 25, 2008, LMI Aerospace, Inc. (the “Company”) will be presenting a PowerPoint presentation at the 18th Annual Wachovia Nantucket Equity Conference. The PowerPoint presentation is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	PowerPoint presentation first presented by the Company on June 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 25, 2008

LMI AEROSPACE, INC.
By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	PowerPoint presentation first presented by the Company on June 25, 2008.